GSR05AR6 - Price/Yield - 1A2

Balance	$23,134,000.00	Delay	24
Coupon	4.549	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-04	4.845	4.866	4.889	4.914	4.942	4.973	5.008	Yield
99-04	62	65	69	73	77	82	86	Spread
99-05	4.831	4.851	4.872	4.896	4.922	4.952	4.985	Yield
99-05	60	64	67	71	75	79	84	Spread
99-06	4.817	4.836	4.856	4.878	4.903	4.931	4.962	Yield
99-06	59	62	66	69	73	77	82	Spread
99-07	4.803	4.820	4.839	4.860	4.884	4.910	4.939	Yield
99-07	57	61	64	67	71	75	79	Spread
99-08	4.789	4.805	4.823	4.843	4.864	4.889	4.916	Yield
99-08	56	59	62	66	69	73	77	Spread
99-09	4.775	4.790	4.807	4.825	4.845	4.868	4.893	Yield
99-09	55	58	61	64	67	71	75	Spread
99-10	4.761	4.775	4.790	4.807	4.826	4.847	4.870	Yield
99-10	53	56	59	62	65	69	73	Spread
99-11	4.747	4.760	4.774	4.789	4.807	4.826	4.848	Yield
99-11	52	55	57	60	63	67	70	Spread
99-12	4.733	4.745	4.758	4.772	4.787	4.805	4.825	Yield
99-12	50	53	56	59	62	65	68	Spread
99-13	4.720	4.730	4.741	4.754	4.768	4.784	4.802	Yield
99-13	49	51	54	57	60	63	66	Spread
99-14	4.706	4.715	4.725	4.736	4.749	4.763	4.779	Yield
99-14	48	50	52	55	58	61	63	Spread
99-15	4.692	4.700	4.709	4.719	4.730	4.742	4.756	Yield
99-15	46	48	51	53	56	58	61	Spread
99-16	4.678	4.685	4.692	4.701	4.711	4.721	4.733	Yield
99-16	45	47	49	51	54	56	59	Spread
99-17	4.664	4.670	4.676	4.683	4.691	4.700	4.710	Yield
99-17	43	45	48	50	52	54	57	Spread
99-18	4.650	4.655	4.660	4.666	4.672	4.679	4.688	Yield
99-18	42	44	46	48	50	52	54	Spread
99-19	4.636	4.639	4.644	4.648	4.653	4.659	4.665	Yield
99-19	41	42	44	46	48	50	52	Spread
99-20	4.622	4.624	4.627	4.630	4.634	4.638	4.642	Yield
99-20	39	41	43	44	46	48	50	Spread
99-21	4.608	4.609	4.611	4.613	4.615	4.617	4.619	Yield
99-21	38	39	41	43	44	46	47	Spread
99-22	4.594	4.594	4.595	4.595	4.596	4.596	4.597	Yield
99-22	36	38	39	41	42	44	45	Spread
99-23	4.580	4.579	4.578	4.578	4.576	4.575	4.574	Yield
99-23	35	36	38	39	40	42	43	Spread
99-24	4.566	4.564	4.562	4.560	4.557	4.554	4.551	Yield
99-24	34	35	36	37	39	40	41	Spread

WAL	2.44	2.25	2.08	1.91	1.76	1.61	1.47
PrincipalWindow	Oct05 - Oct08	Oct05 - Oct08	Oct05 - Oct08	Oct05 - Oct08	Oct05 - Oct08	Oct05 - Oct08	Oct05 - Oct08

As of 9/7/05
Index	3.730
1yr EDSF	4.100
2yr SWAP	4.195
3yr SWAP	4.275

GSR05AR6 - Price/Yield - 2A3

Balance	$296,365,000.00	Delay	24
Coupon	4.542	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99-19+	4.631	4.653	4.676	4.701	4.727	4.754	4.783	Yield
99-19+	43	52	57	66	73	78	84	Spread
99-20+	4.615	4.629	4.644	4.660	4.677	4.694	4.713	Yield
99-20+	41	49	54	62	68	72	77	Spread
99-21+	4.599	4.605	4.612	4.619	4.627	4.635	4.643	Yield
99-21+	40	47	51	58	63	66	70	Spread
99-22+	4.582	4.581	4.580	4.578	4.577	4.575	4.574	Yield
99-22+	38	44	48	54	58	61	63	Spread
99-23+	4.566	4.557	4.547	4.537	4.527	4.516	4.504	Yield
99-23+	37	42	45	49	53	55	56	Spread
99-24+	4.549	4.533	4.515	4.497	4.477	4.457	4.435	Yield
99-24+	35	40	41	45	48	49	49	Spread
99-25+	4.533	4.509	4.483	4.456	4.427	4.397	4.365	Yield
99-25+	33	37	38	41	43	43	42	Spread
99-26+	4.517	4.485	4.451	4.415	4.377	4.338	4.296	Yield
99-26+	32	35	35	37	38	37	35	Spread
99-27+	4.500	4.461	4.419	4.374	4.328	4.279	4.227	Yield
99-27+	30	32	32	33	33	31	28	Spread
99-28+	4.484	4.437	4.386	4.334	4.278	4.219	4.157	Yield
99-28+	28	30	28	29	28	25	21	Spread
99-29+	4.468	4.413	4.354	4.293	4.228	4.160	4.088	Yield
99-29+	27	28	25	25	23	19	14	Spread
99-30+	4.451	4.389	4.322	4.252	4.179	4.101	4.019	Yield
99-30+	25	25	22	21	18	13	7	Spread
99-31+	4.435	4.365	4.290	4.211	4.129	4.042	3.950	Yield
99-31+	23	23	19	17	13	7	0	Spread
100-00+	4.419	4.341	4.258	4.171	4.079	3.983	3.881	Yield
100-00+	22	20	16	13	8	1	-6	Spread
100-01+	4.402	4.317	4.226	4.130	4.030	3.924	3.812	Yield
100-01+	20	18	12	9	3	-5	-13	Spread
100-02+	4.386	4.293	4.194	4.090	3.980	3.865	3.743	Yield
100-02+	19	16	9	5	-2	-10	-20	Spread
100-03+	4.370	4.269	4.162	4.049	3.931	3.806	3.674	Yield
100-03+	17	13	6	1	-7	-16	-27	Spread
100-04+	4.354	4.246	4.130	4.009	3.881	3.747	3.605	Yield
100-04+	15	11	3	-3	-12	-22	-34	Spread
100-05+	4.337	4.222	4.098	3.968	3.832	3.688	3.536	Yield
100-05+	14	9	0	-7	-17	-28	-41	Spread
100-06+	4.321	4.198	4.066	3.928	3.783	3.630	3.468	Yield
100-06+	12	6	-4	-12	-22	-34	-48	Spread
100-07+	4.305	4.174	4.034	3.887	3.733	3.571	3.399	Yield
100-07+	10	4	-7	-16	-27	-40	-55	Spread

WAL	2.07	1.38	1.02	0.80	0.65	0.55	0.47
PrincipalWindow	Oct05 - Sep09	Oct05 - Sep08	Oct05 - Nov07	Oct05 - Jun07	Oct05 - Feb07	Oct05 - Nov06	Oct05 - Sep06

As of 9/7/05
Index
.25yr EDSF	3.877
.50yr EDSF	3.957
1yr EDSF	4.100
2yr SWAP	4.1945
3yr SWAP	4.275

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